Supplement dated July 15, 2026
to the following statutory prospectus(es):
Soloist dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Board of Trustees (the "Board") of Federated Hermes Corporate Bond Fund (the "Board"), approved the merger of the Federated Hermes Corporate Bond Fund – Class F Shares (the "Target Fund") into the Federated Hermes Corporate Bond Fund – Class A Shares (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about August 26, 2026 (the "Effective Date").
As of the Effective Date, the following changes apply to the Contract:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Fixed Income	Federated Hermes Corporate Bond Fund - Class A Shares This underlying mutual fund is no longer available to receive transfers or new purchase payments effective August 26, 2026 Investment Advisor: Federated Investment Management Company	0.86%*	6.94%	0.15%	3.41%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
PROS-1191